                                                                   EXHIBIT 10.18


                                    Amendment
                                       To
                     Apache Corporation 401(k) Savings Plan

         Apache Corporation ("Apache") maintains the Apache Corporation 401(k) Savings Plan (the "Plan"). In section 10.4 of the Plan, Apache reserved the right to amend the Plan from time to time. Apache hereby exercises such right as follows, by replacing the last part of Appendix C, beginning with the paragraph labelled "Acquisitions," with the following, effective as of January 1, 2003.

                                  ACQUISITIONS

A Period of Service for vesting purposes for a New Employee (listed below) shall be determined by treating all periods of employment with the Former Employer Controlled Group as periods of employment with Apache. The "Former Employer Controlled Group" means the Former Employer (listed below), its predecessor company/ies, and any business while such business was treated as a single employer with the Former Employer or predecessor company pursuant to Code section 414(b), 414(c), 414(m), or 414(o).

Any special provisions that apply to a New Employee shall also be listed in the chart below.

The following individuals are "New Employees" and the following companies are "Former Employers":

              Former Employer                                        New Employees
              ---------------                                        -------------
   Hadson Energy Resources Corporation                All individuals employed by HERC or HEL on
   ("HERC") and Hadson Energy                         November 12, 1993.
   Limited ("HEL")

   Crystal Oil Company ("Crystal")                    All individuals hired from Crystal or related
                                                      companies within a week of the closing date on
                                                      an asset purchase that was originally scheduled
                                                      to close on December 31, 1994.

   Texaco Exploration & Production, Inc.              All individuals hired from TEPI or Inc.
                                                      ("TEPI") related companies in late February
                                                      and early March 1995 in connection with an
                                                      acquisition of assets from TEPI.

   The Phoenix Resource Companies,                    All individuals hired by Apache in 1996 who were
   Inc. ("Phoenix")                                   Phoenix employees on May 20, 1996.

   Crescendo Resources, L.P.                          All individuals hired from April 30, 2000
   ("Crescendo")                                      through June 1, 2000 from Crescendo and
                                                      related companies in
                                                      connection with an April
                                                      30, 2000 asset acquisition
                                                      from Crescendo.



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
              Former Employer                                        New Employees
              ---------------                                        -------------
   Collins & Ware ("C&W") and                         All individuals hired from C&W and Longhorn
   Longhorn Disposal, Inc. ("Longhorn")               and related companies in connection with
                                                      a May 23, 2000 asset acquisition from C&W and
                                                      Longhorn.

   Occidental Petroleum Corporation                   All individuals hired from Oxy and related
   ("Oxy")                                            companies in connection with an August 2000
                                                      asset acquisition from an Oxy subsidiary.

   Private company ("Private")                        All individuals hired in January 2003
                                                      from Private and related companies in connection
                                                      with an acquisition of certain property in
                                                      Louisiana effective as of December 1, 2002.
                                                      Each such individual shall be eligible to make
                                                      Participant Before-Tax Contributions as of the
                                                      day he becomes a Covered Employee.


                     EXECUTED this 27th day of January 2003.

                                       APACHE CORPORATION


                                       By:     /s/ Jeffrey M. Bender
                                              ----------------------------------
                                       Name:  Jeffrey M. Bender
                                       Title: Vice President, Human Resources